DRIEHAUS MUTUAL FUNDS

Driehaus Frontier Emerging Markets Fund *DRFRX

(the “Fund”)

SUPPLEMENT DATED AUGUST 10, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND

DATED APRIL 15, 2015, AS AMENDED JULY 1, 2015

Fundamental investment restriction number 5 set forth on page 15 is replaced with the following fundamental investment restriction which provides that the Fund may not:

(5)	invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,[2] except that the Fund may invest up to 35% of its total assets (taken at market value at the time of a particular purchase) in the securities of issuers in any one industry if, at the time of purchase, that industry represents 20% or more of the Fund’s primary benchmark index. This restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

[2]	For purposes of this investment restriction, the Fund uses industry classifications contained in Morgan Stanley Capital International and Standard & Poor’s Global Industry Classification Standard (“GICS”). To the extent that categorization in GICS is “Miscellaneous” or “Other” for an industry, the portfolio manager may change the GICS industry classification to a more appropriate or specific industry.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.